UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

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Conolog Corporation
(Name of Registrant as Specified In Its Charter)

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CONOLOG CORPORATION
5 Columbia Road
Somerville, New Jersey 08876

_________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held February 11, 2009

_________________

To the Shareholders of
CONOLOG CORPORATION :

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CONOLOG CORPORATION (the “Company”), a Delaware corporation, will be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006, on Wednesday, February 11, 2009, at 4:00 p.m., Eastern time, for the following purposes:

     1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

     2. To ratify the selection of Bagell, Josephs, Levine & Co., LLC as the Company’s independent auditors for the fiscal year ending July 31, 2009;

     3. To consider and act upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, par value $.001 per share, at a ratio not less than two-for-one and not greater than six-for-one, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Delaware Secretary of State no later than July 1, 2009 (the “Reverse Split”); and

     4. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on January 6, 2009 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

By Order of the Board of Directors.
ROBERT S. BENOU
Chairman, Chief Executive Officer and
Chief Financial Officer

Somerville, New Jersey
January __, 2009

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT
YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED
     PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED
ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

CONOLOG CORPORATION
5 Columbia Road
Somerville, New Jersey 08876

_________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held February 11, 2009

_________________

     The enclosed proxy is solicited by the Board of Directors of Conolog Corporation (the “Company”), a Delaware corporation in connection with the Annual Meeting of Shareholders to be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006 on Wednesday February 11, 2009, at 4:00 p.m., Eastern time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:

     1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

     2. To ratify the selection of Bagell Josephs, Levine & Co., LLC as the Company’s independent auditors for the fiscal year ending July 31, 2009;

     3. To consider and act upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, par value $.001 per share, at a ratio not less than two-for-one and not greater than six-for-one, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Delaware Secretary of State no later than July 1, 2009 (the “Reverse Split”); and

     4. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

     The record date with respect to this solicitation is the close of business on January 6, 2009 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 5 Columbia Road, Somerville, New Jersey 08876, and its telephone number is (908) 722-8081. The shares of Common Stock represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about January __, 2009.

OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

     The number of outstanding shares of Common Stock entitled to vote at the meeting is 2,796,521 (not including 2,203 common shares held in treasury). Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of one-third of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:

  directors shall be elected by a plurality of the votes cast;

  the affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the Reverse Split;

  the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required to approve Bagell, Josephs, Levine & Co., LLC as the Company’s auditors for the 2009 fiscal year:

     Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

     For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast ’for’ or ’against’ are included. However, if a proxy is signed but no specification is given, the shares will be voted ’FOR’ Proposals 1, 2, and 3 (to elect the Board’s nominees to the Board of Directors, to effect the Reverse Split, and to ratify the selection of Bagell, Josephs, Levine & Co., LLC as the Company’s independent auditors for the 2009 fiscal year).

PROPOSAL NO. 1
ELECTION OF DIRECTORS

     The persons named in the accompanying proxy will vote for the election of the following five persons as directors, all of whom are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All five nominees have consented to serve as directors if elected.

		Position with	Director
Name	Age	the Company	Since
Robert S. Benou	74	Chairman,	1968
		Chief
		Executive
		Officer,
		Chief
		Financial
		Officer,
		Treasurer and
		Director
Marc R. Benou	41	President,	1995
		Chief
		Operating
		Officer,
		Secretary and
		Director
Louis S. Massad	70	Director	1995
Edward J. Rielly	41	Director	1998
David M. Peison	41	Director	2004

     Robert S. Benou has been the Company’s Chairman and Chief Executive Officer since May 1, 2001. From 1968 until May 1, 2001, he served as the Company’s President. Mr. Benou is also the Company’s Chief Financial Officer and Treasurer. Mr. Benou’s responsibilities include new product development and supervision of sales and marketing. From June 2001 until August 2005, Mr. Benou served as a member of the board of Henry Bros. Electronics, Inc. (formerly known as Diversified Security Solutions, Inc.), a publicly held company that is a single-source/turn-key provider of technology-based security solutions for medium and large companies and government agencies. Since December 2003 until February 2007, Mr. Benou served as a member of the board of directors of Exegenics, Inc., a publicly held company. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering. Robert S. Benou is the father of Marc R. Benou.

     Marc R. Benou has been the Company’s President and Chief Operating Officer since May 1, 2001. Mr. Benou is also the Company’s Secretary. Mr. Benou joined the Company in 1991 and is responsible for material purchasing and inventory control. From March 1995 until May 1, 2001, he served as Vice President. Mr. Benou has been on the Company’s Board and has served as the Company’s assistant secretary since March 1995. Mr. Benou attended Lehigh and High Point University and holds a BS degree in Business Administration and Management. Marc R. Benou is the son of Robert S. Benou, the Company’s Chairman, Chief Executive Officer and Chief Financial Officer.

     Louis S. Massad has been a Director of the Company since April 1995. From 2000 until 2003 Mr. Massad was the Chief Financial Officer, Vice President and a Director of Henry Bros. Electronics, Inc. (formerly known as Diversified Security Solutions, Inc.). From 1997 to 2000, Mr. Massad was a consultant to Henry Bros. Electronics, Inc. From 1986 to 1997, Mr. Massad was a Vice President, Chief Financial Officer and Director of Computer Power Inc. Mr. Massad holds a BS and MS degree from Cairo University (Egypt) and an MBA from Long Island University, New York.

     Edward J. Rielly has been a Director of the Company since January 1998. Mr. Rielly is a Manager, Business Systems, with HSBC, a financial corporation, where his responsibilities include various credit card websites. Mr. Rielly has worked for HSBC in various capacities since 2001. From March 2000 to November, 2001, Mr. Rielly was a Senior Consultant with Esavio Corporation. From February 1998 to February 2000, Mr. Rielly was an Application Developer with Chubb Corporation. From 1993 to 1998, Mr. Rielly was an Application Developer with the United States Golf Association. Mr. Rielly is a graduate of Lehigh University and holds a BS in Computer Science.

     David M. Peison has been as a Director of the Company since October 2004. Since October 2005, Mr. Peison has been in the global markets division of HSBC Bank. From 2002 until 2005, Mr. Peison was with Deutsche Bank’s global markets division in New York City. From 1992 to 2000, Mr. Peison was in a private law practice in Florida and New York City. Mr. Peison holds an MBA from Emory University in Atlanta, GA, a Juris Doctor from The Dickinson School of Law of Pennsylvania State University and is admitted to the Florida, New York and Massachusetts Bars. Mr. Peison obtained his BA degree from Lehigh University in Bethlehem, PA.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended July 31, 2008, the Board of Directors held 1 meeting and acted by written consent in lieu of a meeting on 4 occasions. All of the directors attended all of the meetings of the Board of Directors.

     The Company has an Audit Committee, which consists of Messrs. Louis S. Massad, Edward J. Rielly and David M. Peison. The Company’s Board of Directors has adopted a written charter for the Audit Committee (attached hereto as Appendix A). The Audit Committee has the obligations specified in the Audit Committee charter. The Audit Committee met once during the fiscal year ended July 31, 2008 and did not take any action by written consent. The Board of Directors believes that Messrs. Massad, Peison and Reilly are independent as defined in Nasdaq Rule 4200. The Company does not have a standing compensation committee. The Board of Directors has determined that Mr. David M. Peison meets the requirements adopted by the Securities and Exchange Commission for qualification as an “Audit Committee Financial Expert”.

     The Company has a Nominating Committee, which is comprised of Louis S. Massad and Edward J. Rielly. The Company’s Board of Directors has adopted a written charter for the Nominating Committee (attached hereto as Appendix B). The Nominating Committee is responsible for (i) reviewing the appropriate size, function and needs of the Board of Directors, (ii) developing the Board’s policy regarding tenure and retirement of directors, (iii) establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof, and (iv) identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the Committee and the Board. Except as may be required by rules promulgated by NASDAQ or the SEC, currently there are no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. The Nominating Committee met once during the fiscal year ended July 31, 2008.

COMMUNICATING WITH OUR DIRECTORS

     We have adopted a policy regarding shareholder communications with directors. Pursuant to that policy, shareholders who wish to communicate with the Board of Directors or with specified members of the Board of Directors should do so by sending any communication to Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876; Attention: Secretary.

     Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board of Directors or to any individual member or members of the Board of Directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

EXECUTIVE OFFICERS

     The executive officers of the Company are Robert S. Benou, Chairman, Chief Executive Officer, Chief Financial Officer and Treasurer, and Marc R. Benou, President, Chief Operating Officer and Secretary, information as to each of whom is set forth above, and Thomas R. Fogg, Vice President—Engineering. Mr. Fogg joined the Company in 1976 as Chief Engineer responsible for analog and guidance projects. Since 1986, when he became Vice President—Engineering, he has led the design team in the development of the Company’s commercial products. Mr. Fogg holds a BSEE degree from Lafayette College and a MSEE degree from Rutgers University. Mr. Fogg is a fellow of the Institute of Electrical and Electronic Engineers and has published articles on delay equalization and the use of crystal resonators.

EXECUTIVE COMPENSATION

     The following table sets forth compensation paid to executive officers whose compensation was in excess of $100,000 for any of the two fiscal years ended July 31, 2008, and 2007. No other executive officers received total salary and bonus compensation in excess of $100,000 during any of these fiscal years.

								Change in
								Pension
								Value and
								Non-Qualified
Name & Principal							Non-Equity	Deferred
Position					Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus		Awards	Awards	Compensation	Earnings	Compensation	Total
	Year	($)	($)		($)	($)	($)	($)	($)	($)
Robert Benou	2008	348,333	70,000	(1)	121,125	0	0	0	21,500 *	539,458
Chairman, Chief	2007	337,300	150,000		405,000	0	0	0	18,000 *	910,300
Executive Officer,
Chief Financial
Officer and
Director
Marc Benou,	2008	173,949	40,000	(2)	120,870	0	0	0	0	334,819
President, Chief	2007	173,949	100,000		405,000	0	0	0	0	678,949

Operating Officer,
Secretary and
Director

*	Other compensation consisted of a car allowance.

(1)	The Company paid Robert Benou’s 2008 bonus by July 31, 2008.

(2)	The Company paid Marc Benou’s bonus by July 31, 2008.

Outstanding equity awards at fiscal year end.

Name	Option Awards					Stock Awards
Equity
Incentive
								Equity	Plan
								Incentive	Awards:
						Number	Market	Plan	Market or
						of	Value of	Awards:	Payout
			Equity			Shares	Shares	Number of	Value of
			Incentive			or	or	Unearned	Unearned
			Plan Awards:			Units of	Units of	Shares,	Shares,
	Number of	Number of	Number of			Stock	Stock	Units or	Units or
	Securities	Securities	Securities			That	That	Other	Other
	Underlying	Underlying	Underlying of			Have	Have	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option	Option	Not	Not	That Have	That Have
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Vested	Vested	Not Vested	Not Vested
	Exercisable	Unexercisable	Options (#)	Price ($)	Date	(#)	($)	(#)	($)
Robert Benou	0	0	0	0	0	0	0	0	0

Marc Benou	0	0	0	0	0	0	0	0	0

     On July 9, 2002 our stockholders approved our 2002 Stock Option Plan under which up to 190,000 shares of our common stock may be granted to our employees, directors and consultants. To date, no options have been granted under this plan. The exercise price of options granted under the 2002 Stock Option Plan will be the fair market value of our common stock on the date immediately preceding the date on which the option is granted.

EMPLOYMENT AGREEMENTS

     Mr. Robert Benou is serving under an employment agreement commencing June 1, 1997 and ending May 31, 2002, which pursuant to its terms renews for one-year terms until cancelled by either the Company or Mr. Benou. As of July 31, 2007, Mr. Benou’s annual base salary is $357,300 and increases by $20,000 on June 1st of each year. In addition, Mr. Benou is entitled to an annual bonus equal to 6% of the Company’s annual ’income before income tax provision’ as stated in its annual Form 10-KSB. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as, life, health, pension, profit sharing and other plans. Under the employment agreement, employment terminates upon death or disability of the employee and the employee may be terminated by the Company for cause.

     Mr. Marc Benou is serving under an employment agreement commencing June 1, 1997 and ending May 31, 2002, which pursuant to its terms renews for one-year terms until cancelled by either the Company or Mr. Benou. As of July 31, 2007, Mr. Benou’s base salary is $179,700 and he receives annual increases of $12,000. Mr. Benou is entitled to an annual bonus equal to 3% of the Company’s annual ’income before income tax provision’ as stated in its annual Form 10-KSB. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as; life, health, pension, profit sharing and other plans. Under the employment agreement, employment is terminated upon death or disability of the employee and employee may be terminated by the Company for cause.

COMPENSATION OF DIRECTORS

     No director of the Company receives any cash compensation for his services as such, but directors may receive stock options pursuant to the Company’s stock option plan and grants of the Company’s common stock. No director of the Company received any compensation for services as director during the fiscal year ended July 31, 2008.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The independent members of the Company’s board of directors made all material decisions concerning executive compensation during the fiscal year ended July 31, 2008. No executive officer of the Company served as a member of the Board of Directors of another entity during the fiscal year ended July 31, 2008.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, requires our directors and officers, and persons who own more than 10% of our Common Stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities. Our officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended July 31, 2008, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of December 18, 2008, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using ’beneficial ownership’ concepts under the rules of the Securities and Exchange Commission. Under these rules a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security or investment power, which includes the power to vote or direct the voting of the security.

     A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

     Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

     The applicable percentage of ownership is based on 2,796,521 shares of our Common Stock issued and outstanding as of December 18, 2008 (not including 2,203 shares held in treasury).

	Amount and Nature of
Name and Title	Beneficial Ownership	Percent of Class
Robert S. Benou, Chairman, CEO, CFO Treasurer and Director	458,751	16.40%
Marc R. Benou, President, COO, Secretary and Director	318,700	11.40%
Louis Massad, Director	35,000	1.25%
Thomas Fogg, Vice President—Engineering	29,250	1.05%
Edward J. Rielly, Director	35,000	1.25%
David Peison, Director	45,834	1.64%
All Executive Officers and Directors as a Group (6 Persons)	922,535	32.99%
____________________

     The address for each of the named individuals is c/o Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors recommends the selection of Bagell, Josephs Levine & Company, L.L.C. (“BJL”) as independent auditors to examine the Company’s financial statements for the fiscal year ending July 31, 2009. Representatives of BJL are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” RATIFYING BAGELL, JOSEPHS LEVINE & COMPANY, L.L.C. AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2009.

   Audit Fees

     The aggregate fees for professional services rendered by BJL for the audit of our annual financial statements for 2008 and 2007 and for the review of the Company’s financial statements included in the Company’s Form 10-QSB filed with the Securities and Exchange Commission during 2008 and 2007 were approximately $45,000 and $40,000, respectively.

   Audit-Related Fees

     No fees were billed by BJL for the fiscal years ended July 31, 2008 and 2007 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees.”

   Tax Fees

     No fees were billed by BJL for the fiscal years ended July 31, 2008 and 2007 for professional services rendered for tax compliance, tax advice and tax planning for the Company.

   All Other Fees

     No fees were billed by Bagell, Josephs, Levine & Co., LLC for professional services rendered for the fiscal years ended July 31, 2008 and 2007 for services not described above. The Audit Committee is responsible for pre-approving all audit services and all non-audit services to be provided by independent accountants that are permitted under applicable law and regulation, and all corresponding fees and terms, in accordance with procedures established by the Audit Committee in respect of such approvals, subject to the de minimus exception for non-audit services permitted by SEC rules and regulations. For fiscal years 2008 and 2007, none of the fees listed above were covered by the de minimus exception.

PROPOSAL NO. 3 REVERSE STOCK SPLIT OF THE COMMON STOCK OF THE COMPANY

     The Board of Directors is recommending that the Company's shareholders approve a proposed amendment to the Certificate of Incorporation to implement a reverse stock split of the Company's common stock, par value $.01 per share, at a ratio not less than two-for-two and not greater than six-for-one, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company's shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Delaware Secretary of State no later than July 1, 2009 (the "Reverse Split").

     The shares of Common Stock of the Company have traded at very low prices for some time. In addition, NASDAQ Marketplace Rule 4310(c)(4) requires that in order for Common Stock to continue to be eligible for quotation on the NASDAQ Capital Market, it must have a minimum bid price per share of $1.00 for a period in excess of ten consecutive business days, as well as meeting certain other requirements. On August 26, 2008, the Company received correspondence from NASDAQ stating that for the last 30 consecutive business days, the bid price of the Company's Common Stock has closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4). The Company has until May 29, 2009 to regain compliance with NASDAQ's bid price rule in accordance with Marketplace Rule 4310(c)(8)(D). If the Company cannot demonstrate compliance with this rule by May 29, 2009, NASDAQ will determine whether the Company meets the initial listing criteria for the NASDAQ Capital Market under Marketplace Rule 4310(c), except for the bid price requirement. If at any time before May 29, 2009, the bid price of the Company's Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, it will be provided written notification that it complies with the rule. Otherwise, the Company will receive notification that its securities will be delisted. We believe that in order to maintain the Company's NASDAQ Capital Market listing, the implementation of the Reverse Split is in the best interest of the Company and its stockholders.

     A delisting of the Company's Common Stock may materially and adversely affect a holder's ability to dispose of, or to obtain accurate quotations as to the market value, of, the Common Stock. In addition, any delisting may cause the common stock to be subject to "penny stock" regulations promulgated by the Securities and Exchange Commission. Under such regulations, broker-dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of shares of Common Stock. If the Common Stock becomes subject to these regulations, the market price of the common stock and the liquidity thereof could be materially and adversely affected. The Board of Directors would authorize the Reverse Split to reduce the number of outstanding shares with the expectation that each shares will trade at a higher price.

     Shareholders should recognize that once the Reverse Split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the Reverse Split divided by a number between two and six). While we expect that the Reverse Split will result in an increase in the per share price of our Common Stock, the Reverse Split may not increase the per share price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding. It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding. The history of similar reverse splits for companies in similar circumstances is varied. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

     In addition, the Reverse Split will likely increase the number of shareholders who own "odd lots" (stockholdings in amounts of less than 100 shares). Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Any reduction in brokerage commissions resulting from the Reverse Split may be offset, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling odd lots created by the split.

     The Reverse Split will be realized simultaneously and in the same ratio for all shares of the Common Stock. All holders of Common Stock will be affected uniformly by the Reverse Split, which will have no effect on the proportionate holdings of any of our shareholders, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split. In lieu of issuing fractional shares, the Company will round up in the event a shareholder would be entitled to receive less than one share of Common Stock. In addition, the split will not affect any holder of Common Stock's proportionate voting power (subject to the treatment of fractional shares), and all shares of Common Stock will remain fully paid and non-assessable. The Reverse Split is a transaction rather than the first step in a series of transactions and will not cause the Company's common stock to be held of record by less than 300 persons.

     The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, having a par value of $.01 per share and 2,000,000 shares of Preferred Stock having a par value of $.50 per share. There will be no change in the number of authorized capital stock or the par value of the Common or Preferred Stock as a result of the Reverse Split. As of December 18, 2008, the Company had 2,796,521 shares of Common Stock issued and outstanding (not including treasury shares).

     Based on the number of shares currently issued and outstanding, immediately following the Reverse Split the Company would have approximately 1,398,261 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Split is 2-for-1, and 466,087 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Split is 6-for-1. Any other ratio selected within such range would result in a number of shares of Common Stock issued and outstanding following the transaction between 1,398,261 and 466,087 shares.

     The Board of Directors will determine the exact ratio of the Reverse Split and the actual time of filing of the Certificate of Amendment, provided that such amendment is filed no later than July 1, 2009. The Reverse Split will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

     The Board reserves the right, notwithstanding shareholder approval and without further action by shareholders, to elect not to proceed with the Reverse Split if the Board determines that the Reverse Split is no longer in the best interests of the Company and its shareholders.

     If the Reverse Split proposal is approved by the Company's stockholders, and if the Board of Directors in its discretion still believes at that time the Reverse Split is in the best interests of the Company and its stockholders after the Board of Directors votes in favor of effecting the Reverse Split, the Reverse Split will be implemented by filing a Certificate of Amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware, in the form of Appendix C hereto, and the Reverse Split will become effective on the date of the filing (the “Effective Date”). We will obtain a new CUSIP number for the new Common Stock effective at the time of the Reverse Split. Stockholders who held shares of the Company's common stock as of the close of business on the Effective Date ("Record Holders") will be notified as soon as practicable after the Effective Date that the Reverse Split has been effected. The Company's transfer agent will act as its exchange agent (the "Exchange Agent") to act for the Record Holders in implementing the exchange of their certificates. As soon as practicable after the Effective Date, Record Holders will be notified and requested to surrender their certificates representing shares of pre-split common stock ("Old Common Stock") to the Exchange Agent in exchange for certificates representing post-split common stock ("New Common Stock"). Any fractional shares resulting from the Reverse Split will be rounded up to nearest whole number. At the Effective Date, each lot of between 2 and 6 shares of Old Common Stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our shareholders, be combined into and become one share of New Common Stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the effective time represented Old Common Stock, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of New Common Stock.

     As soon as practicable after the Effective Date, a letter of transmittal will be sent to shareholders of record as of the Effective Date for purposes of surrendering to the transfer agent certificates representing Old Common Stock in exchange for certificates representing New Common Stock shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the Exchange Agent. From and after the Effective Date, any certificates representing Old Common Stock which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing New Common Stock. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

     The number of shares which will result in fractional interests cannot be precisely predicted as the Company cannot determine in advance the number of stockholders whose total holdings are not evenly divisible by the exchange ratio. It is not anticipated that a substantial number of shares will be required to be issued.

     Principal Effects of the Reverse Split

     General

     The Reverse Split will affect all holders of our Common Stock uniformly and will not change the proportionate equity interests of such shareholders, nor will the respective voting rights and other rights of holders of our Common Stock be altered, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split,

     Accounting Matters

     The Reverse Split will not affect total shareholders' equity on our balance sheet. As a result of the Reverse Split, the stated capital component attributable to our Common Stock will be reduced to an amount equal to between one-half and one-sixth of its present amount, and the additional paid-in capital component will be increased by the amount by which the shareholder's equity is reduced. The per share net loss and net book value per share of our Common Stock will be increased as a result of the Reverse Split because there will be fewer shares of our Common Stock outstanding.

     No Appraisal Rights

     Under the General Corporation Law of the State of Delaware, shareholders will not be entitled to exercise appraisal rights in connection with the Reverse Split, and the Company will not independently provide shareholders with any such right.

     Certain U.S. Federal Income Tax Consequences

     The discussion below is only a summary of certain U.S. federal income tax consequences of the Reverse Split generally applicable to beneficial holders of shares of our Common Stock and does not purport to be a complete discussion of all possible tax consequences. This summary addresses only those shareholders who hold their Old Common Stock shares as "capital assets" as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and will hold the New Common Stock shares as capital assets. This discussion does not address all U.S. federal income tax considerations that may be relevant to particular shareholders in light of their individual circumstances or to shareholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign shareholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each shareholder should consult his, her or its own tax advisor as to the particular facts and circumstances that may be unique to such shareholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Split.

  The Reverse Split will qualify as a recapitalization for U.S. federal income tax purposes. As a result:

  Shareholders should not recognize any gain or loss as a result of the Reverse Split.

  The aggregate basis of a shareholder's pre-Reverse Split shares will become the aggregate basis of the shares held by such shareholder immediately after the Reverse Split.

  The holding period of the shares owned immediately after the Reverse Split will include the shareholder's holding period before the Reverse Split.

     The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. Federal tax penalties. It was written solely in connection with the proposed reverse split of our Common Stock.

     The proposed amendment to the Certificate of Incorporation is set forth in Exhibit A.

FORM 10-K

     The Company is providing without charge to each person solicited by this proxy statement a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2008 including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company’s most recent fiscal year as well as a copy of its 10-Q for the quarter ended October 31, 2008.

OTHER MATTERS

     The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

SHAREHOLDER PROPOSALS

     Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting not later than February 10, 2010.

EXPENSES

     All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone, telegraph, mail, or facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in doing so.

By Order of the Board of Directors,

/s/ ROBERT S. BENOU
Robert S. Benou Chairman & Chief Executive Officer

APPENDIX A

_______________

CONOLOG CORPORATION
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

_______________

I. Purpose

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

     1. Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

     2. Review and appraise the audit efforts of the Corporation’s independent accountants.

     3. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. Composition

     The Audit Committee shall be comprised of three or more directors as determined by the Board, a majority of whom shall be independent directors. An independent director means a person other than an officer or other employee of the Company or any of its subsidiaries or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A director shall not be considered independent if, among other things, he or she has:

  been employed by the Corporation or its affiliates in the current or past three years;

  accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

  an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

  been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation’s securities) that exceed five percent of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

  been employed as an executive of another entity where any of the Corporation’s executives serve on that entity’s compensation committee.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

     The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

  III. Meetings

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation’s financials consistent with Section IV.3 below.

  IV. Responsibilities

     To fulfill its responsibilities and duties the Audit Committee shall:

  Documents/Reports Review

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the Corporation’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

     3. Review with financial management and the independent accountants the 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

  Independent Accountants

     4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

     5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

  Financial Reporting Process

     7. In consultation with the independent accountants, review the integrity of the Corporation’s financial reporting process, both internal and external.

     8. Consider the independent accountant’s judgments about the quality and appropriateness of the Corporation’s accounting principles as applied to its financial reporting.

     9. Consider and approve, if appropriate, major changes to the Corporation’s accounting principles and practice as suggested by the independent accountants or management.

  Process Improvement

     10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

     11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

  Ethical and Legal Compliance

     14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Ethical Code.

     15. Review managements’ monitoring of the Corporation’s compliance with the Corporation’s Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

     16. Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies.

     17. Review with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

     18. Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or Board deems necessary or appropriate.

APPENDIX B

_____________

NOMINATING COMMITTEE CHARTER
of the Nominating Committee
of Conolog Corporation

_____________

     This shall be the Nominating Committee Charter of Conolog Corporation (’the Company’).

I. Purpose

     The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board of the Company”) is to assist the Board in discharging the Board’s responsibilities regarding:

     (a) Reviewing the appropriate size, function and needs of the Board of Directors;

     (b) developing the Board’s policy regarding tenure and retirement of directors;

     (c) establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof and

     (d) identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the Committee and the Board

     In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II. Membership

     The Committee shall be composed of two directors, as determined by the Board, each of whom have never been employed by the Company and each of whom (a) satisfies the independence requirements of the NASDAQ, and (b) has experience, in the business judgment of the Board, that would be helpful in addressing the matters delegated to the Committee.

     The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III. Meetings and Procedures

     The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with the provisions of the Company’s bylaws that are applicable to the Committee.

     The Committee shall meet on a regularly scheduled basis at least two times per year and more frequently as the Committee deems necessary or desirable.

     All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, or any other person whose presence the Committee believes to be desirable and appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any person it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

     The Committee may retain any independent counsel, experts or advisors that the Committee believes to be desirable and appropriate. The Committee may also use the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

     The Chair shall report to the Board regarding the activities of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV. Duties and Responsibilities

     1. (a) At an appropriate time prior to each annual meeting of shareholders at which directors are to be elected or reelected, the Committee shall recommend to the Board for nomination by the Board such candidates as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

     (b) At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Committee shall recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

     (c) For purposes of (a) and (b) above, the Committee may consider the following criteria, among others the Committee shall deem appropriate, in recommending candidates for election to the Board:

(i)	personal and professional integrity, ethics and values;

(ii)	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

(iii)	experience in the Company’s industry and with relevant social policy concerns;

(iv)	experience as a board member of another publicly held company;

(v)	academic expertise in an area of the Company’s operations; and

(vi)	practical and mature business judgment.

     2. The Committee shall, at least annually, review the performance of each current director and shall consider the results of such evaluation when determining whether or not to recommend the nomination of such director for an additional term.

     3. In appropriate circumstances, the Committee, in its discretion, shall consider and may recommend the removal of a director for cause, in accordance with the applicable provisions of the Company’s certificate of incorporation and bylaws.

     4. The Committee shall oversee the Board in the Board’s annual review of its performance (including its composition and organization), and will make appropriate recommendations to improve performance.

     5. The Committee shall develop and recommend to the Board a policy regarding the consideration of director candidates recommended by the Company’s security holders and procedures for submission by security holders of director nominee recommendations.

     6. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

     7. The Committee shall periodically report to the Board on its findings and actions.

     8. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

V. Delegation of Duties

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company’s certificate of incorporation, bylaws and applicable law and rules of markets in which the Company’s securities then trade.

Appendix C

Certificate of Amendment
of
Certificate of Incorporation
of
CONOLOG CORPORATION

Under Section 242 of the Delaware General Corporation Law

     Conolog Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1.     The Certificate of Incorporation of the Corporation is hereby amended by changing the article thereof numbered fourth so that, as amended, said Article FOURTH shall be and read as follows:

“FOURTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is thirty-two million (32,000,000) shares, of which two million (2,000,000) shares having a par value of $0.50 per share are to be classified as Preferred Stock and thirty million (30,000,000) shares having a par value of $0.01 per share are to be classified as Common Stock.

Each _______ (__ ) shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding as of 5:00 p.m. eastern time on the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware shall be converted and reclassified into one (1) share of the Corporation’s Common Stock, par value $0.01 per share.

Any fractional shares resulting from such conversion will be rounded up to the nearest whole number.

2.      The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, 200 _.

_____________________________________
ROBERT S. BENOU
Chairman & Chief Executive Officer

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

CONOLOG CORPORATION

ANNUAL MEETING OF SHAREHOLDERS — February 11, 2009

The undersigned shareholder of Conolog Corporation (the “Company”) hereby appoints Robert S. Benou and Marc R. Benou and each of them as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on January 6, 2009 at the Annual Meeting of Shareholders of the Company to be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006, at 4:00 p.m., local time, on the 11th day of February, 2009, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY BY MAIL

					Please mark boxes		☒
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED					[*] or [X] in blue or
DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN					black ink.
ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW.

1. Election of Directors.	FOR	WITHHOLD AUTHORITY	2.	Proposal to approve the selection of Bagell,	FOR	AGAINST	ABSTAIN
Josephs & Company, L.L.C. as the Company’s
independent auditors for the fiscal year ending
July 31, 2009.

(To withhold authority to vote for an individual nominee,	☐	☐			☐	☐	☐
strike through the nominee’s name below)
			3.	Proposal to amend the Certificate of	FOR	AGAINST	ABSTAIN
Robert S. Benou				Incorporation to give effect to a reverse split of
Marc R. Benou				the common stock of the Company, at a ratio
Louis S. Massad				not less than two-for-one and not greater than
Edward J. Rielly				six-for-one, with the exact ratio to be set
David S. Peison				within such range in the discretion of the Board
of Directors, without further approval or
authorization of the Company’s shareholders,
provided that the Board of Directors
determines to effect the reverse stock split and
such amendment is filed with the Delaware
Secretary of State no later than July 1, 2009.

					☐	☐	☐

			4.	In their discretion, the Proxies are authorized to	FOR	AGAINST	ABSTAIN
vote upon such other business as may properly
come before the meeting or any adjournment or
adjournments thereof.

					☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ___________________ Print Name ___________________ Signature ___________________ Print Name ___________________ DATED: __________ , 2009
SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
[Sign, date and return the Proxy Card promptly using the enclosed envelope.]